UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2017

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-13063	81-0422894
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6650 S. El Camino Road, Las Vegas, Nevada 89118
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.  ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2017, the Board of Directors of Scientific Games Corporation (the “Corporation”) amended the Amended and Restated Bylaws of the Corporation (the “Bylaws”) to among other things, (i) add new Section 8.05 to provide that: (A) effective immediately upon transmittal by the Corporation of a notice (a “Redemption Notice”) pursuant to paragraph (A)(2) of Article Tenth of the Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) to a Disqualified Holder (as defined in paragraph (J)(2) of Article Tenth of the Certificate of Incorporation), the securities specified in such Redemption Notice shall become “Invalid Securities”; (B) no Disqualified Holder or Purported Transferee (as defined below) may transfer, directly or indirectly, any Invalid Securities and any purported transfer of Invalid Securities (any such purported transfer, a “Prohibited Transfer”) will be void; (C) the purported transferee of a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a securityholder of the Corporation for any purpose whatsoever in respect of the Invalid Securities and the Purported Transferee shall not be entitled with respect to such Invalid Securities to any rights of the applicable class of securityholders of the Corporation, including, without limitation, any right to vote such Invalid Securities or to receive dividends or distributions in respect thereof; and (D) Invalid Securities held by a Purported Transferee shall be subject to the same Redemption Notice that was transmitted to the Disqualified Holder that purported to transfer the Invalid Securities to the Purported Transferee and (ii) add new Section 8.06 to provide that the Corporation will conduct a suitability analysis of each stockholder of the Corporation who, together with all affiliates or associates of such stockholder, beneficially owns, directly or indirectly, five percent or more of any class of capital stock of the Corporation, and that the Corporation intends to require all relevant information pertaining to suitability and/or qualifications, as those terms are commonly understood in gaming laws applicable to the Corporation, from any such stockholder in connection therewith.

A copy of the amendment to the Amended and Restated Bylaws of the Corporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the amendments to the Bylaws is qualified entirely by reference to such attachment.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Bylaws of Scientific Games Corporation

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: June 12, 2017	By:	/s/ Michael A. Quartieri
		Name:	Michael A. Quartieri
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

3

Exhibit Index

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Bylaws of Scientific Games Corporation

4